EXHIBIT (n)(3)

Schedule B

AMENDED AND RESTATED

MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS

(Classes of Shares)

January 31, 2013

	A	B	C	I	Advisers	R	S
Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	X	X	X	X
Eaton Vance Atlanta Capital Focused Growth Fund	X		X	X
Eaton Vance Atlanta Capital Select Equity Fund	X		X	X
Eaton Vance Atlanta Capital SMID-Cap Fund	X		X	X		X
Eaton Vance Focused Growth Opportunities Fund	X		X	X
Eaton Vance Focused Value Opportunities Fund	X		X	X
Eaton Vance Global Natural Resources Fund	X		X	X
Eaton Vance Greater China Growth Fund	X	X	X	X
Eaton Vance Hexavest Emerging Markets Equity Fund	X		X	X
Eaton Vance Hexavest Global Equity Fund	X		X	X
Eaton Vance Hexavest International Equity Fund	X		X	X
Eaton Vance Hexavest U.S. Equity Fund	X		X	X
Eaton Vance Multi-Cap Growth Fund	X	X	X	X
Eaton Vance Richard Bernstein All Asset Strategy Fund	X		X	X
Eaton Vance Richard Bernstein Equity Strategy Fund	X		X	X
Eaton Vance Worldwide Health Sciences Fund	X	X	X	X		X

Eaton Vance Investment Trust
Eaton Vance AMT-Free Limited Maturity Municipal Income Fund	X	X	X	X
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	X	X	X	X
Eaton Vance National Limited Maturity Municipal Income Fund	X	X	X	X
Eaton Vance New York Limited Maturity Municipal Income Fund	X	X	X	X
Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund	X	X	X	X

Eaton Vance Managed Income Term Trust
2019 Municipals	X			X
2029 Municipals	X			X
2019 Investment Grade Corporates	X			X
2019 Investment Grade Non-Financial Corporates	X			X

Eaton Vance Municipals Trust
Eaton Vance Alabama Municipal Income Fund	X	X	X	X
Eaton Vance Arizona Municipal Income Fund	X	X	X	X
Eaton Vance Arkansas Municipal Income Fund	X	X	X	X
Eaton Vance California Municipal Income Fund	X		X	X
Eaton Vance Connecticut Municipal Income Fund	X	X	X	X
Eaton Vance Georgia Municipal Income Fund	X	X	X	X
Eaton Vance Kentucky Municipal Income Fund	X	X	X	X
Eaton Vance Maryland Municipal Income Fund	X	X	X	X
Eaton Vance Massachusetts Municipal Income Fund	X		X	X
Eaton Vance Minnesota Municipal Income Fund	X	X	X	X
Eaton Vance Missouri Municipal Income Fund	X	X	X	X
Eaton Vance Municipal Opportunities Fund	X			X
Eaton Vance National Municipal Income Fund	X	X	X	X
Eaton Vance New Jersey Municipal Income Fund	X		X	X

	A	B	C	I	Advisers	R	S
Eaton Vance Municipals Trust cont’d
Eaton Vance New York Municipal Income Fund	X	X	X	X
Eaton Vance North Carolina Municipal Income Fund	X	X	X	X
Eaton Vance Ohio Municipal Income Fund	X		X	X
Eaton Vance Oregon Municipal Income Fund	X	X	X	X
Eaton Vance Pennsylvania Municipal Income Fund	X	X	X	X
Eaton Vance South Carolina Municipal Income Fund	X	X	X	X
Eaton Vance Tennessee Municipal Income Fund	X	X	X	X
Eaton Vance Virginia Municipal Income Fund	X	X	X	X

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	X	X	X	X
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund	X		X	X
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund	X		X	X
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund	X		X	X
Eaton Vance Tax-Advantaged Treasury-Linked Strategies Fund	X		X	X

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	X	X	X	X
Eaton Vance Atlanta Capital Horizon Growth Fund	X	X	X	X
Eaton Vance Build America Bond Fund	X		X	X
Eaton Vance Diversified Currency Income Fund	X		X	X
Eaton Vance Emerging Markets Local Income Fund	X		X	X
Eaton Vance Floating-Rate Advantage Fund	X	X	X	X	X
Eaton Vance Floating-Rate Fund	X	X	X	X	X
Eaton Vance Floating-Rate & High Income Fund	X	X	X	X	X
Eaton Vance Global Dividend Income Fund	X		X	X		X
Eaton Vance Global Macro Absolute Return Advantage Fund	X		X	X		X
Eaton Vance Global Macro Absolute Return Fund	X		X	X		X
Eaton Vance Government Obligations Fund	X	X	X	X		X
Eaton Vance High Income Opportunities Fund	X	X	X	X
Eaton Vance Large-Cap Core Research Fund	X		X	X
Eaton Vance Low Duration Government Income Fund	X	X	X	X
Eaton Vance Multi-Strategy Absolute Return Fund	X	X	X	X
Eaton Vance Multi-Strategy All Market Fund	X		X	X
Eaton Vance Parametric Structured Absolute Return Fund	X		X	X
Eaton Vance Parametric Structured Commodity Strategy Fund	X		X	X
Eaton Vance Parametric Structured Currency Fund	X		X	X
Eaton Vance Parametric Structured Emerging Markets Fund	X		X	X
Eaton Vance Parametric Structured International Equity Fund	X		X	X
Eaton Vance Strategic Income Fund	X	X	X	X		X
Eaton Vance Tax-Managed Equity Asset Allocation Fund	X	X	X	X
Eaton Vance Tax-Managed Global Dividend Income Fund	X	X	X	X
Eaton Vance Tax-Managed Growth Fund 1.1	X	X	X	X			X
Eaton Vance Tax-Managed Growth Fund 1.2	X	X	X	X
Eaton Vance Tax-Managed International Equity Fund	X	X	X	X
Eaton Vance Tax-Managed Multi-Cap Growth Fund	X	X	X
Eaton Vance Tax-Managed Small-Cap Fund	X	X	X	X
Eaton Vance Tax-Managed Small-Cap Value Fund	X	X	X	X
Eaton Vance Tax-Managed Value Fund	X		X	X
Eaton Vance U.S. Government Money Market Fund	X	X	X
Parametric Global Small-Cap Fund	X			X

B-2

	A	B	C	I	Advisers	R	S
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	X	X	X	X		X
Eaton Vance Parametric Tax-Managed Emerging Markets Fund				X

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	X	X	X	X
Eaton Vance Bond Fund	X		X	X
Eaton Vance Commodity Strategy Fund	X		X	X
Eaton Vance Dividend Builder Fund	X	X	X	X
Eaton Vance Greater India Fund	X	X	X	X
Eaton Vance Investment Grade Income Fund	X			X
Eaton Vance Large-Cap Growth Fund	X	X	X	X		X
Eaton Vance Large-Cap Value Fund	X	X	X	X		X
Eaton Vance Parametric Option Absolute Return Strategy Fund	X		X	X
Eaton Vance Real Estate Fund	X			X
Eaton Vance Risk-Managed Equity Option Fund	X		X	X
Eaton Vance Short Term Real Return Fund	X		X	X
Eaton Vance Small-Cap Fund	X	X	X	X		X
Eaton Vance Small-Cap Value Fund	X	X	X	X
Eaton Vance Special Equities Fund	X	X	X	X

B-3